EXHIBIT 10.4

                 February 25, 2002 Loan Documents with Sky Bank

                            SKY BANK PROMISSORY NOTE

Principal       Loan Date        Maturity     Loan No.     Call/Coll     Account      Officer      Initials

$1,150,000.00                    08-15-2017   1300293039                              205

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "**" has been omitted due to text length limitations.


Borrower:  International Plastics and         Lender:   SKY BANK
           Equipemnt Corp.                              CORPORATE OFFICE
           (TIN: 25-1754513)                            10 E. MAIN STREET
           PO Box 5311                                  PO BOX 247
           New Castle, PA 16105                         SALINEVILLE, OH  43945

--------------------------------------------------------------------------------

PRINCIPAL AMOUNT:  $1,150,000.00                      DATE OF NOTE:  2-25-02

PROMISE TO PAY. International Plastics and Equipment Corp. ("Borrower") promises to pay to SKY BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million One Hundred Fifty Thousand & 00/100 Dollars ($1,150,000.00), together with interest on the unpaid principal balance from February 6, 2002, until paid in full.

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in accordance with the following payment schedule: 6 monthly consecutive interest payments, beginning March 15, 2002, with interest calculated on the unpaid principal balances at an interest rate of 7.000% per annum; 54 monthly consecutive principal and interest payments in the initial amount of $10,336.53 each, beginning September 15, 2002, with interest calculated on the unpaid principal balances at an interest rate of 7.00% per annum; and 126 monthly consecutive principal and interest payments in the initial amount of $10,880.29 each, beginning March 15, 2007, with interest calculated on the unpaid principal balances at an interest rate based on the Federal Home Loan Bank of Cincinnati, Fixed Rate Advance, Five Year, as made available by The Federal Home Loan Bank of Cincinnati (currently 5.370%), plus a margin of 2.750 percentage points, resulting in an initial interest rate of 8.120%. Borrower's final payment will be due on August 15, 2017 and will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under this Note. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges. Interest on this Note is computed on a 30/360 simple interest basis; that is, with the exception of odd days in the first payment period, monthly interest is calculated by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by a month of 30 days. Interest for the odd days is calculated on the basis of the actual days to the net full month and a 360-day year. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Federal Home Loan Bank of Cincinnati, Fixed Rate Advance, Five Year, as made available by The Federal Home Loan Bank of Cincinnati (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each five years. Borrower understands that Lender may make loans based on other rates as well. THE INDEX CURRENTLY IS 5.370% PER ANNUM. THE INTEREST RATE OR RATES TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE THE RATE OR RATES SET FORTH HEREIN IN THE "PAYMENT" SECTION. NOTWITHSTANDING ANY OTHER PROVISION OF THIS NOTE, AFTER THE FIRST PAYMENT STREAM, THE INTEREST RATE FOR EACH SUBSEQUENT PAYMENT STREAM WILL BE EFFECTIVE AS OF THE LAST PAYMENT DATE OF THE JUST-ENDING PAYMENT STREAM. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (B) increase Borrower's payments to cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT PENALTY. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. UPON PREPAYMENT OF THIS NOTE, LENDER IS ENTITLED TO THE FOLLOWING PREPAYMENT PENALTY: FIRST YEAR - 2.50% OF THE UNPAID PRINCIPAL BALANCE; SECOND YEAR - 2.00% OF THE UNPAID PRINCIPAL BALANCE; THIRD YEAR - .75% OF THE UNPAID PRINCIPAL BALANCE; FOURTH YEAR - .50% OF THE UNPAID PRINCIPAL BALANCE; FIFTH YEAR - .25% OF THE UNPAID PRINCIPAL BALANCE. THIS PROVISION SHALL BE IN EFFECT ONLY IF THIS LOAN IS REFINANCED AT ANOTHER FINANCIAL INSTITUTION. EXCEPT FOR THE FOREGOING, BORROWER MAY PAY ALL OR A PORTION OF THE AMOUNT OWED EARLIER THAN IT IS DUE. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: SKY BANK, CORPORATE OFFICE, 10 E MAIN STREET, PO BOX 247, SALINEVILLE, OH 43945.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $50.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 18.000% per annum. The interest rate will not exceed the maximum rate permitted by applicable law. If judgment is entered in connection with this Note, interest will continue to accrue on this Note after judgment at the interest rate applicable to this Note at the time judgment is entered.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

     PAYMENT DEFAULT. Borrower fails to make any payment when due under this Note.

     OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

     CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or

                                 PROMISSORY NOTE
Loan No. 1300293039                (Continued)                            Page 2
================================================================================

     performance of this Note is impaired.

     INSECURITY. Lender in good faith believes itself insecure.

     CURE PROVISIONS. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may, after giving such notices as required by applicable law, declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the Commonwealth of Pennsylvania. This Note has been accepted by Lender in the Commonwealth of Pennsylvania.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit ot the jurisdiction of the courts of COLUMBIANA County, State of Ohio.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by all business assets now owned or hereafter acquired by Borrower; second mortgage on real estate located at Northgate Circle, Northgate Industrial Park, Neshannock Township, PA.

ADDITIONAL DEFAULT PROVISIONS. Borrower will also be in default if any of the following occurs: Borrower fails, within 30 days of request, to provide Lender copies of annual Federal Tax Returns, Balance Sheet, Income Statement, or Personal Financial Statements, as applicable, as deemed necessary by Lender.

DEPOSITORY. Borrower shall maintain its main depository accounts with Lender during the term of this loan.

PURPOSE.   This  Loan  is  for  the  purpose  of  funding  for   plant/warehouse
improvements.

ADDITIONAL PAYMENT PROVISION. Notwithstanding the language set forth in the paragraph entitled "Payment", payments may be applied in any other manner as determined by Lender in Lender's sole discretion as permitted by law.

MULTIPLE DISBURSEMENTS. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further advances. Advances under this Note may be requested orally by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above written notice of their authority (JOE GIORDANO, CHUCK LONG) Borrower agrees to be liable for all sums either (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

CASH FLOW REQUIREMENT. Borrower agrees to maintain a Debt Service Coverage Ratio of 1.20 x 1.00 for the year ended 2002 and thereafter. This ratio is calculated by summing net income after tax, depreciation and amortization expenses and interest expense paid for that period divided by total annual principal and interest obligations (including subordinated debt) incurred by the Borrower.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several. If any portion of this Note is for any reason determined to be unenforceable, it will not affect the enforceability of any other provisions of this Note.

CONFESSION OF JUDGMENT. BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR AT ANY TIME FOR BORROWER AFTER A DEFAULT UNDER THIS NOTE AND WITH OR WITHOUT COMPLAINT FILED, CONFESS OR ENTER JUDGMENT AGAINST BORROWER FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE AND ALL ACCRUED INTEREST, LATE CHARGES AND ANY AND ALL AMOUNTS EXPENDED OR ADVANCED BY LENDER RELATING TO ANY COLLATERAL SECURING THIS NOTE, TOGETHER WITH COSTS OF SUIT, AND AN ATTORNEY'S COMMISSION OF TEN PERCENT (10%) OF THE UNPAID PRINCIPAL BALANCE AND ACCRUED INTEREST FOR COLLECTION, BUT IN ANY EVENT NOT LESS THAN FIVE HUNDRED DOLLARS ($500) ON WHICH JUDGMENT OR JUDGMENTS ONE OR MORE EXECUTIONS MAY ISSUE IMMEDIATELY; AND FOR SO DOING, THIS NOTE OR A COPY OF THIS NOTE VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. THE AUTHORITY GRANTED IN THIS NOTE TO CONFESS JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE OF THAT AUTHORITY, BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THIS NOTE. BORROWER HEREBY WAIVES ANY RIGHT BORROWER MAY HAVE TO NOTICE OR TO A HEARING IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT AND STATES THAT EITHER A REPRESENTATIVE OF LENDER
SPECIFICALLY CALLED THIS CONFESSION OF JUDGMENT PROVISION TO BORROWER'S ATTENTION OR BORROWER HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL.

                                 PROMISSORY NOTE
LOAN NO:  1300293039               (CONTINUED)                            PAGE 3
--------------------------------------------------------------------------------

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

THIS NOTE IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS NOTE IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:


INTERNATIONAL PLASTICS AND EQUIPMENT CORP.


By: /s/ JOSEPH GIORDANO JR. (Seal)        By: /s/ CHARLES J. LONG JR. (Seal)
    --------------------------                -------------------------
    Joseph Giordano Jr., President of         Charles J. Long Jr., Secretary/
    International Plastics and Equipment      Treasurer of International
    Corp.                                     Plastics and Equipment Corp.


LENDER:


SKY BANK


X  /s/    JOHN D. KLINE,  SVP
   -----------------------------------
   Authorized Signer